                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                         SECURITY EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)      January 29, 1997
                                                ------------------------------


                       SECURITY CAPITAL INDUSTRIAL TRUST
            (Exact Name of Registrant as Specified in its Charter)



                                   Maryland
               ------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



         01-12846                                     74-2604728
----------------------------              -------------------------------



14100 East 35th Place, Aurora, Colorado                             80011
------------------------------------------------------------------------------

                                (303) 375-9292
------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

Acquisitions:
-------------

  The following acquisitions of light industrial and bulk distribution facility properties ("Group F") in Security Capital Industrial Trust's target markets were completed by SCI from unrelated parties since the filing of SCI's Form 8-K dated January 15, 1996. SCI acquired these properties because SCI and its REIT Manager, Security Capital Industrial Incorporated, believe that these properties represent excellent opportunities for long-term above average growth in rental income and cash flow and SCI could acquire them at significant discounts to replacement cost.

  The following acquisitions were previously included in SCI's Form 8-K dated August 19, 1996:

  On February 23, 1996 and March 1, 1996, SCI acquired the properties included in the Indcon Portfolio I from a limited partnership. The portfolio is comprised of six buildings in Atlanta, Georgia totalling 708,423 square feet; four buildings in Memphis, Tennessee totalling 542,695 square feet; one building in Dallas, Texas totalling 200,100 square feet; and three buildings in San Antonio, Texas totalling 316,817 square feet. The buildings were constructed from 1967 through 1979. SCI purchased the properties in Atlanta, Memphis and San Antonio on February 23, 1996 for approximately $25.6 million. The Dallas building was purchased for approximately $3.2 million on March 1, 1996. At the date of the purchases, the Memphis, Dallas, and San Antonio properties were 100% leased to twenty-two tenants and the Atlanta property was 99.6% leased to fourteen tenants.

  On February 23, 1996 and April 29, 1996, SCI acquired the properties included in the Indcon Portfolio II from a limited partnership. The portfolio is comprised of eleven buildings in Atlanta, Georgia totalling 722,394 square feet and one building in Dallas, Texas consisting of 224,713 square feet. The buildings were constructed from 1957 through 1980. SCI purchased eleven buildings on February 23, 1996 for approximately $9.9 million. SCI purchased one building in Atlanta on April 29, 1996 for approximately $1.8 million. At the date of the purchases, the Atlanta properties were 98.6% leased to twenty-one tenants and the Dallas property was 100% leased to two tenants.

  SCI acquired the Park Fletcher Building #11 property on April 26, 1996 from an insurance company. The facility is 92,000 square feet and is located in Indianapolis, Indiana in close proximity with the existing SCI distribution centers in the Park Fletcher submarket. SCI purchased the property for approximately $2.8 million. At the date of purchase, the property was 78% leased.

  On May 21, 1996 and August 13, 1996, SCI acquired properties known as the Ashley Capital Portfolio located in submarkets of Chicago, in Schaumburg and Bridgeview, Illinois, respectively. Both purchases were from a limited liability company. The combined portfolio consists of five buildings, totalling 717,205 square feet. SCI paid approximately $8.3 million for 304,800 square feet in Schaumburg and approximately $8.7 million for 412,405 square feet in Bridgeview. The buildings were 79% leased at the time of the initial purchase and are currently 100% leased.

  SCI acquired the Ashley Capital Portfolio located in Milwaukee, Wisconsin from a limited partnership on May 21, 1996. The facility is classified as bulk distribution, and consists of 360,000 square feet of rentable space. SCI paid approximately $8.9 million for the property which was 100% leased to two tenants at the time of purchase.

  SCI acquired the properties included in the National Pension Properties II portfolio in the Trinity Mills and Lone Star submarkets of Dallas, Texas from an insurance company on May 23, 1996. The portfolio, classified as bulk distribution, is comprised of three buildings totalling 407,919 square feet in the Trinity Mills submarket and two buildings totalling 305,690 square feet in the Lone Star submarket. The combined purchase price was approximately $16.9 million. On the date of purchase, the Trinity Mills and Lone Star facilities were 100% and 93% leased to seven and six tenants, respectively.

  On July 30, 1996, SCI acquired the ACS Facility in Secaucus, New Jersey from an investment company. The property was built in 1960, consists of approximately 530,000 square feet of rentable space, and is classified as bulk distribution/light industrial. The purchase price was approximately $16.1 million and the property was 100% leased to one tenant at the date of purchase.

  The following acquisitions have not been included in any of SCI's previously filed Form 8-Ks:

  On June 21, 1996, SCI acquired the Rittiman East Portfolio located in San Antonio, Texas from an insurance company. The facility is classified as bulk distribution and consists of three buildings totalling 281,600 square feet of rentable space. SCI purchased the property for approximately $6.5 million. The buildings were 100% leased to five tenants at the date of purchase.

  On August 7, 1996, SCI acquired the West One Business Center property in Las Vegas, Nevada from a limited partnership. The property consists of one building with 111,574 square feet of bulk distribution space and three buildings with 186,393 square feet of light industrial space. SCI purchased the property for approximately $16.5 million. At the date of purchase the property was 100% leased.

  In three separate transactions dated September 25, 1996, October 3, 1996 and October 25, 1996, SCI purchased the Heitman Industrial Portfolio from a limited partnership for an aggregate price of approximately $27.0 million. The property is located in Chicago, Illinois and is a combination of light industrial and bulk distribution facilities totalling 1,114,090 square feet of rentable space in 12 buildings. The portfolio was approximately 97% leased at the date of purchase.

Press Release
-------------

  On January 27, 1997, Security Capital Industrial Trust ("SCI") issued a press release. A copy of the press release is included as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a) Financial Statements:

               Combined Statement of Revenue and Certain Expenses for Group E Properties and Notes thereto with Independent Public Accountants' Report thereon dated January 11, 1996, (Incorporated by reference to SCI's Form 8-K dated January 15, 1996).

               Combined Statement of Revenue and Certain Expenses for Group F Properties and Notes thereto with Independent Public Accountants' Report thereon dated January 29, 1997.

         (b) Exhibit:

               Exhibit 23 - Consent of Independent Public Accountants

               Exhibit 99 - Press Release dated January 27, 1997

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SECURITY CAPITAL INDUSTRIAL TRUST



Date:     January 29, 1997            By:  /s/  Edward F. Long
       -----------------------             -----------------------------
                                           Edward F. Long, Vice President
                                                   and Controller

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------



To the Board of Trustees and Shareholders of Security Capital Industrial Trust:

  We have audited the accompanying combined statement of revenue and certain expenses of SECURITY CAPITAL INDUSTRIAL TRUST GROUP F PROPERTIES (described in
Note 1) for the year ended December 31, 1995. This financial statement is the responsibility of Group F Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K of Security Capital Industrial Trust and is not intended to be a complete presentation of the Group F Properties' combined revenue and certain expenses.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Security Capital Industrial Trust Group F Properties for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                            ARTHUR ANDERSEN LLP


Chicago, Illinois
January 29, 1997

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       ---------------------------------

                              GROUP F PROPERTIES
                              ------------------

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
               --------------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------
                                 (IN THOUSANDS)



REVENUE:
 Minimum rents                                 $17,733
 Expense reimbursements                          3,138
                                                ------

        Total revenue                           20,871
                                                ------


CERTAIN EXPENSES:
 Real estate taxes                               4,364
 Property operating expenses                     1,042
 Insurance                                         348
 Management fees                                   854
                                               -------

Total certain expenses                           6,608
                                               -------

REVENUE IN EXCESS OF CERTAIN EXPENSES          $14,263
                                               =======


 See accompanying notes to combine statement of revenue and certain expenses.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       ---------------------------------

                               GROUP F PROPERTIES
                               ------------------

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
          -----------------------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------



1.  BASIS OF PRESENTATION:
    ---------------------

  The combined statement of revenue and certain expenses for the year ended December 31, 1995, relates to the operations of the following properties ("Group F") which were acquired from unaffiliated parties by Security Capital Industrial Trust ("SCI") between January 1, 1996 and December 31, 1996.


     ACQUISITION                                                 ACQUISITION
        DATE        PROPERTY NAME              LOCATION             COST
   -------------  -----------------          ------------     ---------------
                                                               (in thousands)

      Various   Indcon Portfolio I and II       Various             $  40,480
      04/26/96  Park Fletcher Building #11      Indianapolis, IN        2,814
      05/23/96  National Pension Properties II  Dallas, TX             16,923
      Various   Ashley Capital Portfolio        Various                25,798
      06/21/96  Rittiman East Portfolio         San Antonio, TX         6,484
      07/30/96  ACS Facility                    Secaucus, NJ           16,062
      08/07/96  West One Business Center        Las Vegas, NV          16,454
      Various   Heitman Industrial Portfolio    Chicago, IL            27,027
                                                                    ---------
                                                                    $ 152,042
                                                                    =========

  The Group F Properties have aggregate net leasable area of 6.8 million square feet and are 96.0% leased as of December 31, 1995.

  The accompanying financial statement excludes certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Group F Properties, that may not be comparable to the expenses expected to be incurred by SCI in the proposed future operations of the Group F Properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

                       SECURITY CAPITAL INDUSTRIAL TRUST
                       ---------------------------------

                               GROUP F PROPERTIES
                               ------------------

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
          -----------------------------------------------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      ------------------------------------



1.  BASIS OF PRESENTATION:
    ---------------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  RELATED-PARTY TRANSACTIONS:
    --------------------------

  Included in management fees are approximately $619,000 paid to affiliates of the prior owners under property management contracts.

3.  FUTURE MINIMUM RENTS RECEIVABLE:
    -------------------------------

  All of the Group F Properties are leased to tenants under agreements which are classified as operating leases. The leases generally provide for payment of utilities, property taxes and insurance by the tenant. As of December 31, 1995, minimum lease payments receivable on noncancelable leases with lease periods greater than one year are as follows (in thousands):


               1996                 $ 12,979
               1997                   14,431
               1998                   11,363
               1999                    7,420
               2000                    4,377
               Thereafter              8,541
                                    --------

                                    $ 59,111
                                    ========